                                                               EXHIBIT NO. 10.15



                                FOURTH AMENDMENT


               FOURTH AMENDMENT (this "Amendment"), dated as of July 19, 2002, among PENHALL INTERNATIONAL CORP., an Arizona corporation (the "Borrower"), the lending institutions party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks") and DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a BANKERS TRUST COMPANY) as administrative agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :


               WHEREAS, the Borrower, the Banks, Credit Suisse First Boston and the Administrative Agent are parties to a Credit Agreement, dated as of August 4, 1998 (as amended, modified or supplemented through the date hereof, the "Credit Agreement");

               WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided, subject to and on the terms and conditions set forth herein;

               NOW, THEREFORE, it is agreed:

               1. Section 2.01(b) of the Credit Agreement is hereby amended by deleting the text "15,000,000" appearing therein and inserting the text "$20,000,000" in lieu thereof.

               2. Section 8.10 of the Credit Agreement is hereby amended by deleting the table contained therein in its entirety and inserting the following table in lieu thereof:

                  "Date                                            Ratio
                  -----                                            -----
               June 30, 2002                                     2.00:1.00

               September  30, 2002                               1.80:1.00

               December 31, 2002                                 1.80:1.00

               March 31, 2003                                    1.80:1.00

               June 30, 2003                                     1.80:1.00

               September 30, 2003                                1.85:1.00

               December 31, 2003                                 1.85:1.00

               March 31, 2004                                    1.90:1.00

               June 30, 2004                                     1.95:1.00"

               3. Section 8.11 of the Credit Agreement is hereby amended by deleting the table contained therein in its entirety and inserting the following table in lieu thereof:

                  "Date                                            Ratio
                  -----                                            -----
               June 30, 2002                                     5.00:1.00

               September  30, 2002                               5.35:1.00

               December 31, 2002                                 5.35:1.00

               March 31, 2003                                    5.25:1.00

               June 30, 2003                                     5.20:1.00

               September 30, 2003                                5.10:1.00

               December 31, 2003                                 5.00:1.00

               March 31, 2004                                    4.95:1.00

               June 30, 2004                                     4.85:1.00"

               4. Section 8.14 of the Credit Agreement is hereby amended by deleting the table contained therein in its entirety and inserting the following table in lieu thereof:

                  "Date                                            Amount
                  -----                                          -----------
               June 30, 2002                                     $28,000,000

               September 30, 2002                                $25,200,000

               December 31, 2002                                 $25,200,000

               March 31, 2003                                    $25,600,000

               June 30, 2003                                     $25,600,000

               September 30, 2003                                $27,100,000

               December 31, 2003                                 $27,100,000

               March 31, 2004                                    $28,100,000

               June 30, 2004                                     $28,100,000"

               5. Section 10 of the Credit Agreement is hereby amended by deleting the table appearing in the definition of `Applicable Margin' in its entirety and inserting the following table in lieu thereof:

                                        "Base Rate                Eurodollar
                                           Loans                  Rate Loans
                                        ----------                ----------
               Level I Status              1.25%                     2.25%

               Level II Status             1.50%                     2.50%

               Level III Status            1.75%                     2.75%

               Level IV Status             2.00%                     3.00%"

               6. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Section 6 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Fourth Amendment Effective Date (as defined in Section 12 of this Amendment) (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date) and (ii) there exists no Default or Event of Default on the Fourth Amendment Effective Date.

               7. For avoidance of doubt, each Credit Party hereby acknowledges and confirms its due authorization, execution and delivery of all Credit Documents to which it is a party (each Credit Document as amended, modified or supplemented through and including the date hereof), including all instruments, financing statements, agreements, certificates and documents executed and delivered in connection therewith, and hereby ratifies all actions heretofore taken in connection therewith.

               8. Each Credit Party, by its execution and delivery of a copy of this Amendment, hereby consents to the extensions of credit pursuant to the Credit Agreement (including, without limitation, as amended by this Amendment). Each Credit Party further acknowledges and agrees to the provisions of this Amendment and hereby agrees for the benefit of the Banks that all extensions of credit (including as contemplated by this Amendment) pursuant to the Credit Agreement (including, without limitation, as amended by this Amendment, and as same may be further amended, modified or supplemented from time to time) shall be fully entitled to all benefits of, and shall be fully guaranteed and secured pursuant to and in accordance with the terms of, each of the Credit Documents, as applicable.

               9. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

               10. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower, the Administrative Agent and each Bank.

               11. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

               12. This Amendment shall become effective on the date (the "Fourth Amendment Effective Date") when (i) the Borrower and each of the Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its address for notice provided for in the Credit Agreement and (ii) the Borrower shall have paid all reasonable out-of-pocket costs and expenses of the Banks incurred prior to the Fourth Amendment Effective Date (including, without limitation, the fees and disbursements of White & Case LLP) and (iii) the Borrower shall have paid to the Administrative Agent for the account of each Bank which executes and delivers a counterpart hereof (including by way of facsimile transmission) to the Administrative Agent at the Notice Office on or prior to 5:00 P.M. (New York time) on July 19, 2002, an amendment fee equal to 0.25% of the sum of (a) the aggregate principal amount of each such Bank's outstanding Term Loans plus (b) such Bank's Revolving Loan Commitment as of the Fourth Amendment Effective Date.



                                      * * *

               IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.



1801 Penhall Way                        PENHALL INTERNATIONAL CORP.,
PO Box 4609                             as Borrower
Anaheim, CA 92803
Attention: Jeff Platt
Tel:  (714) 772-6450
Fax:  (714) 778-8437                    By _____________________________________
                                           Title:


                                        PENHALL LEASING LLC,
                                        as Guarantor



                                        By _____________________________________
                                           Title:


                                        PENHALL INVESTMENTS, INC,
                                        as Guarantor



                                        By _____________________________________
                                           Title:


                                        PENHALL COMPANY,
                                        as Guarantor



                                        By _____________________________________
                                           Title:

                                        DEUTSCHE BANK TRUST COMPANY AMERICAS
                                        (f/k/a BANKERS TRUST COMPANY)
                                        Individually and as Administrative Agent



                                        By _____________________________________
                                           Title:

                                        CREDIT SUISSE FIRST BOSTON
                                        Individually and as Syndication Agent



                                        By _____________________________________
                                           Title:

                                        FLEET CAPITAL CORPORATION



                                        By _____________________________________
                                           Title:

                                        UNION BANK OF CALIFORNIA, N.A.



                                        By _____________________________________
                                           Title:

                                        U.S. BANK NATIONAL ASSOCIATION



                                        By _____________________________________
                                           Title: